UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 13, 2005
                                                         -----------------

                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                       000-14879                 22-2322400
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ            08540
---------------------------------------------------------       ----------------
        (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     In connection with the execution by Cytogen Corporation, a Delaware corporation (the "Company"), of a Securities Purchase Agreement with certain institutional investors for the sale of 3,729,556 shares of its common stock and 932,389 warrants to purchase shares of its common stock at a unit price of $3.56 per unit, through a registered direct offering, the Company executed an Engagement Agreement with Rodman & Renshaw, LLC. The Company is amending its Current Report on Form 8-K filed on December 14, 2005 in order to file such Engagement Agreement.

(d) Exhibits.

        Exhibit No.       Description
        -----------       -----------

            1.1 Engagement Agreement dated December 13, 2005 between Cytogen Corporation and Rodman & Renshaw, LLC.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION



                                        By:  /s/ Michael D. Becker
                                           -------------------------------------
                                           Michael D. Becker
                                           President and Chief Executive Officer

Dated:   December 14, 2005

                                  EXHIBIT INDEX


        Exhibit No.       Description
        -----------       -----------

            1.1 Engagement Agreement dated December 13, 2005 between Cytogen Corporation and Rodman & Renshaw, LLC.